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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                  FORM 8-K/A
                                Amendment No. 4

                                CURRENT REPORT

                        Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): August 22, 1997
                                                         ---------------


                               AgriBioTech, Inc.
                              -------------------
            (Exact name of registrant as specified in its charter)

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                 Nevada                                 0-19352                        85-0325742
            ---------------                         ---------------                ------------------
     (State or Other Jurisdiction               (Commission File Number)         (IRS Employer Ident. No.)
         of Incorporation)
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            120 Corporate Park Drive, Henderson, Nevada      89014
          -----------------------------------------------------------
             (Address of Principal Executive Offices)      (Zip Code)


                                (702) 566-2440
                         -----------------------------
              Registrant's telephone number, including area code
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EXPLANATORY NOTE


     This Amendment No. 4 on Form 8-K/A to the Current report on Form 8-K ("Form 8-K") for August 22, 1997 of AgriBioTech, Inc., a Nevada corporation (the "Company") is submitted in order to amend Item 7 of the Form 8-K to include
Exhibit 2.3, Guaranty Agreement dated August 22, 1997 by and among the Company, Greg S. Fennell and James E. Olsen.

Item 7.  Financial Statements and Exhibits.
         ---------------------------------

         (c)  Exhibits.

              2.1 Purchase Agreement dated August 22, 1997 by and among AgriBioTech, Inc., Olsen Fennel Seeds, Inc., Greg S. Fennel and James E. Olsen.*

              2.2  Omitted Schedules and Exhibits to the Purchase Agreement.*

              2.3 Guaranty Agreement dated August 22, 1997 by and among AgriBioTech, Inc., Greg S. Fennel and James E. Olsen.

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* Filed Previously

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                                   SIGNATURE
                                   ---------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         AGRIBIOTECH, INC.
                                            (Registrant)



Date: August 27, 1998                    /s/ Henry A. Ingalls
                                         --------------------------
                                         Henry A. Ingalls,
                                         Vice President



                                 EXHIBIT INDEX
                                 -------------


Exhibit No.    Description
-----------    -----------

     2.1 Purchase Agreement dated August 22, 1997 by and among AgriBioTech, Inc., Olsen Fennel Seeds, Inc., Greg S. Fennel and James E. Olsen.*

     2.2       Omitted Schedules and Exhibits to the Purchase Agreement.*

     2.3 Guaranty Agreement dated August 22, 1997 by and among AgriBioTech, Inc., Greg S. Fennel and James E. Olsen.

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* Filed Previously

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